Acquisitions (Tables)	12 Months Ended
Dec. 31, 2021
Sequent Acquisition
Business Acquisition [Line Items]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
The following table presents the allocation of the acquisition date fair value of the major classes of the assets acquired, which are presented in the Gas & NGL Marketing Services segment, and liabilities assumed at July 1, 2021. The fair value of accounts receivable acquired equals contractual amounts receivable. Preliminary fair value measurements were made for certain acquired assets and liabilities, primarily intangible assets; however, adjustments to those measurements may be made in subsequent periods, up to one year from the acquisition date, as new information related to facts and circumstances as of the acquisition date may be identified. The fair value of the intangible assets were measured using an income approach. The inventory acquired relates to natural gas in underground storage. The fair value of this inventory was based on the market price of the underlying commodity at the acquisition date. See Note 17 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk for the valuation techniques used to measure fair value of derivative assets and liabilities.

(Millions)
Cash and cash equivalents	$8
Trade accounts and other receivables – net	498
Inventories	121
Other current assets and deferred charges	4
Commodity derivatives included in other current assets and deferred charges	57
Property, plant, and equipment – net	5
Intangible assets	306
Regulatory assets, deferred charges, and other	3
Commodity derivatives included in regulatory assets, deferred charges, and other	49
Total assets acquired	$1,051

Accounts payable	$514
Accrued liabilities	46
Commodity derivatives included in accrued liabilities	116
Regulatory liabilities, deferred income, and other	1
Commodity derivatives included in regulatory liabilities, deferred income, and other	215
Total liabilities assumed	$892

Net assets acquired	$159

Utica East Ohio Midstream, LLC Acquisition [Member]
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition [Table Text Block]	The following table presents the allocation of the acquisition date fair value of the major classes of the assets acquired, which are presented in the Northeast G&P segment, and liabilities assumed, including post closing purchase price adjustments. The net assets acquired reflect the sum of the consideration transferred and the noncash elimination of the fair value of our existing equity-method investment upon our acquisition of the additional interest. The fair value of accounts receivable acquired, presented in current assets in the table, equals contractual amounts receivable.

(Millions)
Current assets, including $13 million cash acquired	$56
Property, plant, and equipment	1,387
Other intangible assets	328
Total identifiable assets acquired	1,771

Current liabilities	7
Total liabilities assumed	7

Net identifiable assets acquired	1,764

Goodwill	187
Net assets acquired	$1,951

Business Acquisition, Pro Forma Information [Table Text Block]
The following unaudited pro forma Revenues and Net income (loss) attributable to The Williams Companies, Inc. for the year ended December 31, 2019 are presented as if the UEOM acquisition had been completed on January 1, 2018. These pro forma amounts are not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated, nor do they purport to project Revenues or Net income (loss) attributable to The Williams Companies, Inc. for any future periods or as of any date. These amounts do not give effect to any potential cost savings, operating synergies, or revenue enhancements to result from the transaction or the potential costs to achieve these cost savings, operating synergies, and revenue enhancements.

Year Ended December 31,
2019
(Millions)
Revenues	$8,233
Net income (loss) attributable to The Williams Companies, Inc.	928